                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) May 11, 1999


               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                     0-15538                   36-3364279
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code (312) 207-0020


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                      This document consists of 34 pages.


                    The Exhibit Index is located on page 3.

ITEM 2.   DISPOSITION OF ASSETS
-------   ---------------------

Burlington Associates General Partnership, a joint venture in which First Capital Income Properties, Ltd. - Series XI (the "Registrant") owns a 70% preferred interest, sold the real property commonly known as Burlington Office Center I, II & III (the "Property"), located in Ann Arbor, Michigan to Great Lakes REIT L.P., a Delaware Limited Partnership.

The closing of this transaction occurred on May 11, 1999. The Property was sold for $19,650,000 to an unrelated party pursuant to arm's-length negotiations. Sales Proceeds received by the Registrant approximated $8,125,000, which was net of estimated closing expenses and repayment of the outstanding mortgage indebtedness encumbering the Property. For the quarter ending June 30, 1999, the Registrant will record a net gain for financial reporting purposes of approximately $5,575,000 from this transaction. On June 7, 1999, the Partnership will utilize proceeds of $6,798,000 from the sale to repay the junior mortgage collateralized by Marquette Mall and Office Building. The remainder of the proceeds will be retained to supplement working capital reserves.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------   --------------------------------------------

          (page 5)  Pro Forma Financial Information


          Exhibits

          2.1 (page 10) Closing statement and supporting statements, dated May 11, 1999, between Seller and Purchaser.

          2.2 (page 19) Contract for Purchase of Real Property, executed in March, 1999, between Burlington Associates General Partnership, an Illinois joint venture ("Seller") and Great Lakes REIT, L.P., a Delaware Limited Partnership ("Purchaser");

No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                         By:  FIRST CAPITAL FINANCIAL CORPORATION
                              As General Partner

    May 20, 1999         By:  /s/ NORMAN M. FIELD
-------------------         ----------------------------------------
       (Date)                     NORMAN M. FIELD

                              Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on March 31, 1999. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1999 has been presented as if the sales of the Property and the Marquette land parcel, as described in the Partnership's Form 10-Q for the quarter ended March 31, 1999, had occurred on December 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1998 has been presented as if the sale of the Property had occurred on December 31, 1997. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transaction actually occurred as of December 31, 1997 and 1998 and March 31, 1999, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                    Pro Forma
                                                     March 31,       Pro Forma       Balance
                                                       1999         Adjustments       Sheet
                                                   ------------    ------------    ------------
Investment in commercial rental properties:
    Land                                           $  6,019,100    $ (3,000,000)   $  3,019,100
    Buildings and improvements                       42,819,500     (16,624,900)     26,194,600
                                                   ------------    ------------    ------------
                                                     48,838,600     (19,624,900)     29,213,700
    Accumulated depreciation and amortization       (17,545,300)      6,060,000     (11,485,300)
                                                   ------------    ------------    ------------
    Total investment properties, net of
      accumulated depreciation and amortization      31,293,300     (13,564,900)     17,728,400

Cash and cash equivalents                             3,748,400       1,185,900       4,934,300
Investments in debt securities                          985,400                         985,400
Rents receivable                                        395,300        (204,300)        191,000
Other assets                                            197,700        (181,300)         16,400
                                                   ------------    ------------    ------------
                                                   $ 36,620,100    $(12,764,600)   $ 23,855,500
                                                   ============    ============    ============


                               LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
    Mortgage loans payable                         $ 25,019,000    $(17,898,000)   $  7,121,000
    Front-End Fees Loan payable to Affiliate          8,295,200                       8,295,200
    Accounts payable and accrued expenses             1,408,200        (161,100)      1,247,100
    Due to Affiliates                                 2,087,400                       2,087,400
    Security deposits                                   205,700         (71,800)        133,900
    State income taxes payable                                         (193,800)       (193,800)
    Other liabilities                                   109,900                         109,900
                                                   ------------    ------------    ------------
                                                     37,125,400     (18,324,700)     18,800,700
                                                   ------------    ------------    ------------
Partners' capital:
    General Partner (deficit)                          (505,300)        973,900         468,600
    Limited Partners (57,621 Units issued and
      outstanding)                                                    4,586,200       4,586,200
                                                   ------------    ------------    ------------
                                                       (505,300)      5,560,100       5,054,800
                                                   ------------    ------------    ------------
                                                   $ 36,620,100    $(12,764,600)   $ 23,855,500
                                                   ============    ============    ============

              The accompanying notes are an integral part of the
                        pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                  Three Months Ended March 31, 1999
                                             -------------------------------------------
                                                                             Pro Forma
                                             Statement of                   Statement of
                                              Income and      Pro Forma      Income and
                                               Expenses      Adjustments      Expenses
                                             ------------    -----------    ------------
Income:
    Rental                                    $2,181,500     $  (804,700)    $1,376,800
    Interest                                      47,300            (300)        47,000
    Gain on sale of land parcel                  291,800        (291,800)             0
                                              ----------     -----------     ----------
                                               2,520,600      (1,096,800)     1,423,800
                                              ----------     -----------     ----------
Expenses:
    Interest
        Affiliates                               144,900                        144,900
        Nonaffiliates                            487,000        (334,800)       152,200
    Depreciation and amortization                367,800        (162,600)       205,200
    Property operating:
        Affiliates                                37,800             300         38,100
        Nonaffiliates                            492,300        (116,100)       376,200
    Real estate taxes                            352,000        (184,500)       167,500
    Insurance - Affiliate                         30,500          (3,800)        26,700
    Repairs and maintenance                      298,800        (101,200)       197,600
    General and administrative:
        Affiliates                                 6,200                          6,200
        Nonaffiliates                             33,400                         33,400
                                              ----------     -----------     ----------
                                               2,250,700        (902,700)     1,348,000
                                              ----------     -----------     ----------
Net income                                    $  269,900     $  (194,100)    $   75,800
                                              ==========     ===========     ==========
Net income allocated to General Partner       $  269,900     $  (269,100)    $      800
                                              ==========     ===========     ==========
Net income allocated to Limited Partners      $        0     $    75,000     $   75,000
                                              ==========     ===========     ==========
Net income allocated to Limited Partners
  per Unit (57,621 Units outstanding)         $        0     $      1.30     $     1.30
                                              ==========     ===========     ==========

              The accompanying notes are an integral part of the
                        pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                    Year Ended December 31, 1998
                                             -------------------------------------------
                                                                             Pro Forma
                                                                            Statement of
                                             Statement of     Pro Forma      Income and
                                              Income and     Adjustments      Expenses
                                               Expenses      (Unaudited)    (Unaudited)
                                             ------------    -----------    ------------
Income:
    Rental                                    $8,934,600     $(3,075,400)    $5,859,200
    Interest                                     199,600          (3,700)       195,900
                                              ----------     -----------     ----------
                                               9,134,200      (3,079,100)     6,055,100
                                              ----------     -----------     ----------
Expenses:
    Interest
        Affiliates                               640,800                        640,800
        Nonaffiliates                          2,070,700      (1,468,400)       602,300
    Depreciation and amortization              1,491,300        (627,200)       864,100
    Property operating:
        Affiliates                               166,600         (21,800)       144,800
        Nonaffiliates                          1,992,200        (462,500)     1,529,700
    Real estate taxes                          1,288,000        (448,200)       839,800
    Insurance - Affiliates                       104,200         (10,700)        93,500
    Repairs and maintenance                    1,003,500        (388,300)       615,200
    General and administrative:
        Affiliates                                27,800                         27,800
        Nonaffiliates                            135,000                        135,000
                                              ----------     -----------     ----------
                                               8,920,100      (3,427,100)     5,493,000
                                              ----------     -----------     ----------
Net income                                    $  214,100     $   348,000     $  562,100
                                              ==========     ===========     ==========
Net income allocated to General Partner       $  214,100     $  (208,500)    $    5,600
                                              ==========     ===========     ==========
Net income allocated to Limited Partners      $        0     $   556,500     $  556,500
                                              ==========     ===========     ==========
Net income allocated to Limited Partners
  per Unit (57,621 Units outstanding)         $        0     $      9.66     $     9.66
                                              ==========     ===========     ==========

              The accompanying notes are an integral part of the
                        pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)   For the purpose of the Pro Forma Balance Sheet:

     (a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of March 31, 1999 to reflect the sale of the Registrant's interest in the Property.

     (b) Cash and cash equivalents has been adjusted to include the Registrants' portion of the net cash received from the purchaser of the Property, less amounts utilized to repay the Marquette Mall and Office junior mortgage ("Marquette Loan").

     (c) the mortgage loans payable has been adjusted to reflect the repayment of the loan encumbering the Property and the Marquette Loan as of March 31, 1999.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the three months ended March 31, 1999:

     (a) the adjustments reflect the elimination of the Registrant's interest in the operations of the Property.

     (b) the adjustments reflect the elimination of the Registrant's sale of the Marquette land parcel.

     (c) the adjustments reflect the elimination of interest expense on the Marquette Loan.

3) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1998:

     (a) the adjustments reflect the elimination of the Registrant's interest in the operations of the Property.

     (b) the adjustments reflect the elimination of interest expense on the Marquette Loan.